Exhibit 10.22

SUPPLEMENT

to the

Loan and Security Agreement

dated as of September 15, 2020

between

Rani Therapeutics, LLC (“Borrower”)

and

Avenue Venture Opportunities Fund, L.P. (“Lender”)

This is a Supplement identified in the document entitled Loan and Security Agreement, dated as of September 15, 2020 (as amended, restated, supplemented and modified from time to time, the “Loan and Security Agreement”), by and between Borrower and Lender. All capitalized terms used in this Supplement and not otherwise defined in this Supplement have the meanings ascribed to them in Article 10 of the Loan and Security Agreement, which is incorporated in its entirety into this Supplement. In the event of any inconsistency between the provisions of the Loan and Security Agreement and this Supplement, this Supplement is controlling.

In addition to the provisions of the Loan and Security Agreement, the parties agree as follows:

Part 1 - Additional Definitions:

“Amortization Period” means the period commencing on the first day of the first full calendar month following the Interest-only Period and continuing until the Maturity Date.

“Commitment” means, subject to the terms and conditions set forth in the Loan and Security Agreement and this Supplement, Lender’s commitment to make Growth Capital Loans to Borrower up to the aggregate original principal amount of Ten Million Dollars ($10,000,000), with Three Million Dollars ($3,000,000) funded on the Closing Date; and up to Seven Million Dollars ($7,000,000) to be funded between the Tranche 2 Start Date and the Termination Date, subject to the conditions in Section 1(a) of Part 2 (“Tranche 2”).

“Conversion Option Principal” is defined in Part 2, Section 3(d) hereof.

“Current Financing” is defined in Part 2, Section 3(d) hereof.

“Designated Rate” means, for each Growth Capital Loan, a variable rate of interest per annum equal to the sum of (i) the greater of (A) the Prime Rate and (B) three and one-quarters percent (3.25%), plus (ii) eight percent (8.00%). Changes to the Designated Rate based on changes to the Prime Rate shall be effective as of the next scheduled interest payment date immediately following such change.

“FDA” means the U.S. Food and Drug Administration or any successor thereto.

“Final Payment” means a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued interest) equal to four and one-quarter percent (4.25%) of the original Commitment amount of Ten Million Dollars ($10,000,000).

“Growth Capital Loan” means any Loan requested by Borrower and funded by Lender under its Commitment for general corporate purposes of Borrower.

“IDE” means an investigational device exemption issued by the FDA.

“Interest-only Period” means the period commencing on the Closing Date and continuing until the twelfth (12th) month anniversary of the Closing Date; provided, however, that such period shall be extended for six (6) months

(the “First Interest-only Period Extension”) if as of the last day of the Interest-only Period then in effect Borrower has achieved the Qualified Public Offering; provided, further, however that such period shall be extended for an additional six (6) months if, as of the last day of the Interest-only Period then in effect, Borrower has achieved (a) the First Interest-only Period Extension and (b) positive IDE study data, which supports FDA approval of RaniPill Master File; provided, further, however, that the Interest-only Period shall not exceed twenty-four (24) months.

“Loan” or “Loans” mean, as the context may require, individually a Growth Capital Loan, and collectively, the Growth Capital Loans.

“Loan Commencement Date” means, with respect to each Growth Capital Loan: (a) the first day of the first full calendar month following the Borrowing Date of such Loan if such Borrowing Date is not the first day of a month; or (b) the same day as the Borrowing Date if the Borrowing Date is the first day of a month.

“Maturity Date” means September 1, 2023; provided that, upon Borrower achieving the First Interest-only Period Extension, the Maturity Date shall be extended six (6) months and shall mean March 1, 2024.

“Prepayment Fee” means, with respect to any prepayment of the Loans:

(i) if the prepayment occurs during the period commencing on the Closing Date and ending on (but including) the last day of the Interest-only Period, an amount equal to the principal amount of the Loans prepaid multiplied by 3.00%; and

(ii) if the prepayment occurs during the period commencing on the day immediately following the last day of the Interest-only Period and ending on (but excluding) the Maturity Date, an amount equal to the principal amount of the Loans prepaid multiplied by 1.00%.

“Prime Rate” is the rate of interest per annum from time to time published in the money rates section of The Wall Street Journal or any successor publication thereto as the “prime rate” then in effect; provided that, in the event such rate of interest is less than zero, such rate shall be deemed to be zero for purposes of this Supplement; and provided further that if such rate of interest, as set forth from time to time in the money rates section of The Wall Street Journal, becomes unavailable for any reason as determined by Lender, the “Prime Rate” shall mean the rate of interest per annum announced by Silicon Valley Bank as its prime rate in effect at its principal office in the State of California (such announced Prime Rate not being intended to be the lowest rate of interest charged by such institution in connection with extensions of credit to debtors); provided that, in the event such rate of interest is less than zero, such rate shall be deemed to be zero for purposes of this Supplement.

“Subsequent Financing” means the closing of the next bona fide round of Borrower equity financing which becomes effective after the Closing Date and results in aggregate proceeds to Borrower of at least Thirty Million Dollars ($30,000,000).

“Termination Date” means the earlier of: (i) the date Lender may terminate making Growth Capital Loans or extending other credit pursuant to the rights of Lender under Article 7 of the Loan and Security Agreement; and (ii) March 31, 2021.

“Threshold Amount” means Two Hundred Fifty Thousand Dollars ($250,000).

“Tranche 2 Start Date” means the date Borrower has satisfied the condition in Part 2, Section 1(a).

“Warrant” is defined in Part 2, Section 3(a) hereof.

Part 2 - Additional Covenants and Conditions:

1. Growth Capital Loan Facility.

(a) Additional Condition(s) Precedent Regarding Growth Capital Loan Commitments. In addition to the satisfaction of all of the other applicable conditions precedent specified in Sections 4.1 and 4.2 of the Loan and Security Agreement and this Supplement, Lender’s obligation to fund Tranche 2 of its Commitment of Growth Capital Loans is subject to receipt by Lender of evidence, as determined by Lender in its reasonable discretion, that Borrower has received no less than Forty Million Dollars ($40,000,000) of net new capital in the form of equity proceeds and/or upfront licensing payments, after the Closing Date and prior to March 31, 2021.

Subject to satisfaction of the conditions precedent specified in Sections 4.1 and Section 4.2 of the Loan and Security Agreement and this Supplement, Lender agrees to make Growth Capital Loans to Borrower under Lender’s Commitment from time to time from and after the Closing Date up to and including the Termination Date in an aggregate, original principal amount up to, but not exceeding, the then-unfunded portion of Lender’s Commitment.

(b) Minimum Funding Amount; Maximum Number of Borrowing Requests. Growth Capital Loans requested by Borrower to be made on a single Business Day shall be for a minimum aggregate, original principal amount of One Million Dollars ($1,000,000); provided, however, that the initial Growth Capital Loan shall be funded on the Closing Date in a minimum original principal amount of Three Million Dollars ($3,000,000). Borrower shall not submit a Borrowing Request more frequently than once per calendar month.

(c) Repayment of Growth Capital Loans. Principal of, and interest on, each Growth Capital Loan shall be payable as set forth in a Note evidencing such Growth Capital Loan (substantially in the form attached hereto as Exhibit “A”), which Note shall provide substantially as follows: principal shall be fully amortized over the Amortization Period in equal, monthly principal installments plus, in each case, unpaid interest thereon at the Designated Rate, commencing after the Interest-only Period of interest-only installments at the Designated Rate. In particular, on the Borrowing Date applicable to such Growth Capital Loan, Borrower shall pay to Lender (i) if the Borrowing Date is earlier than the Loan Commencement Date, interest only at the Designated Rate, in advance, on the outstanding principal balance of the Growth Capital Loan for the period from the Borrowing Date through the last day of the calendar month in which such Borrowing Date occurs, and (ii) the first (1st) interest-only installment at the Designated Rate, in advance, on the outstanding principal balance of the Note evidencing such Loan for the ensuing month. Commencing on the first day of the second (2nd) full month after the Borrowing Date and continuing on the first (1st) day of each month during the Interest-only Period thereafter, Borrower shall pay to Lender interest only at the Designated Rate, in advance, on the outstanding principal balance of the Loan evidenced by such Note for the ensuing month. Commencing on the first (1st) day of the first (1st) full month after the Interest-only Period, and continuing on the first (1st) day of each consecutive calendar month thereafter, Borrower shall pay to Lender principal, plus interest at the Designated Rate, in advance, in equal consecutive monthly installments in an amount sufficient to fully amortize the Loan evidenced by such Note over the Amortization Period. On the Maturity Date, all principal and accrued interest then remaining unpaid and the Final Payment shall be due and payable.

2. Prepayment. Borrower may prepay all, but not less than all, Growth Capital Loans in whole, but not in part, at any time by tendering to Lender a cash payment in respect of such Loans in an amount determined by Lender equal to the sum of: (i) the aggregate outstanding principal amount of such Loans; (ii) the accrued and unpaid interest on such Loans as of the date of prepayment; (iii) the Prepayment Fee; and (iv) the Final Payment; provided that, if Lender has not yet exercised its rights under Section 3(d) hereof, Borrower shall provide written notice of prepayment at least ten (10) Business Days in advance of the proposed prepayment date and Lender shall have the option, with respect to the Conversion Option Principal, to exercise its rights pursuant to Section 3(d) hereof by delivering written notice to Borrower at least two (2) Business Days in advance of the proposed prepayment date; provided, further, that Lender’s failure to deliver such notice shall be deemed a waiver of Lender’s rights pursuant to Section 3(d) hereof and such conversion right shall terminate.

3. Issuance of Warrant; Right to Invest; Right to Convert.

(a) Warrant. As additional consideration for the making of its Commitment, Lender has earned and is entitled to receive immediately upon the execution of the Loan and Security Agreement and this Supplement, a warrant instrument issued by Borrower (the “Warrant”).

(b) Warrant General. The Warrant shall be in form and substance reasonably satisfactory to Lender.

(c) Right to Invest. Lender shall have the right, in its discretion, but not the obligation, to invest up to One Million Dollars ($1,000,000) in equity securities of Borrower offered in the first bona fide round of Borrower equity financing after the Closing Date, including any public offering of Borrower’s equity securities (in either case, the “Next Round Financing”), at the initial (or any subsequent) closing of such Next Round Financing and on the same terms, conditions, and pricing offered by Borrower to the investors participating in such Next Round Financing; provided, however, such terms shall exclude a seat on the Borrower’s Board of Directors, which may be offered to other investors at Borrower’s discretion. This right shall survive the repayment of Indebtedness under the Loan and Security Agreement and shall otherwise survive the expiration or other termination of the Loan and Security Agreement until the final closing of the Next Round Financing.

(d) Conversion Right. Lender shall have the right, in its discretion and at any time and from time to time, while the Loan is outstanding, to convert an amount of up to Three Million Dollars ($3,000,000) of the principal amount of the outstanding Growth Capital Loans (the “Conversion Option Principal”) into the latest round of Borrower’s equity securities closed on or before the Closing Date (the “Current Financing”) and/or in the Subsequent Financing, in each case (i) at a price per share equal to a twenty percent (20.00%) premium to the exercise price set forth in the Warrant and (ii) otherwise on the same terms and conditions afforded to others participating in the Current Financing and/or Subsequent Financing, as applicable.

4. Commitment Fee. Borrower shall pay to Lender a commitment fee in the amount of one percent (1.00%) of the Ten Million Dollars ($10,000,000) Commitment due and payable on the Closing Date, of which Fifty Thousand Dollars ($50,000) has been paid by Borrower to Lender as an advance deposit prior to the date hereof. As an additional condition precedent under Section 4.1 of the Loan and Security Agreement, Lender shall have completed to its satisfaction its due diligence review of Borrower’s business and financial condition and prospects, and Lender’s Commitment shall have been approved. If this condition is not satisfied, the Fifty Thousand Dollars ($50,000) advance deposit previously paid by Borrower shall be refunded. Except as set forth in this Section 4, the Commitment Fee is not refundable.

5. Documentation Fee Payment. On the Closing Date, Borrower shall reimburse Lender pursuant to Section 9.8(a) of the Loan and Security Agreement for (i) its reasonable attorneys’ fees, costs and expenses incurred in connection with the preparation and negotiation of the Loan Documents and (ii) such Lender’s costs and filing fees related to perfection of its Liens in the Collateral in any jurisdiction in which the same is located, recording a copy of the Intellectual Property Security Agreement with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, and confirming the priority of such Liens.

6. Borrower’s Primary Operating Account and Wire Transfer Instructions:

Institution Name:
Address:
ABA No.:
Contact Name:
Phone No.:
E-mail:
Account Title:
Account No.:

7. Debits to Account for ACH Transfers. For purposes of Sections 2.2 and 5.10 of the Loan and Security Agreement, the Primary Operating Account shall be the bank account set forth in Section 6 above, unless and until such account is changed in accordance with Section 5.10 of the Loan and Security Agreement. Borrower hereby agrees that the Growth Capital Loans will be advanced to the account specified above and regularly scheduled payments of principal, interest and fees will be automatically debited from the same account. Borrower hereby confirms that the bank at which the Primary Operating Account is maintained uses that same ABA Number for incoming wires transfers to the Primary Operating Account and outgoing ACH transfers from the Primary Operating Account.

Part 3 - Additional Representations:

Borrower represents and warrants that as of the Closing Date and, subject to any written updates of the information set forth below by Borrower to Lender, each Borrowing Date:

a)	Its chief executive office is located at: 2051 Ringwood Ave, San Jose, CA 95131

b)	Its Equipment is located at: 2051 Ringwood Ave, San Jose, CA 95131

c)	Its Inventory is located at: 2051 Ringwood Ave, San Jose, CA 95131

d)	Its Records are located at: 2051 Ringwood Ave, San Jose, CA 95131

e)	In addition to its chief executive office, Borrower maintains offices or operates its business at the following locations: N/A

f)	Other than its full corporate name, Borrower has conducted business using the following trade names or fictitious business names: N/A

g)	Its state identification number is: ___________ (CA ID)

h)	Its U.S. federal tax identification number is: ____________

i)	Including Borrower’s Primary Operating Account identified in Section 6 above, Borrower maintains the following Deposit Accounts and investment accounts:

Institution Name:
Address:
ABA No.:
Contact Name:
Phone No.:
E-mail:
Account Title:
Account No.:

Institution Name:
Address:
ABA No.:
Contact Name:
Phone No.:
E-mail:
Account Title:
Account No.:

Part 4 - Additional Loan Documents:

Form of Promissory Note	Exhibit “A”
Form of Borrowing Request	Exhibit “B”
Form of Compliance Certificate	Exhibit “C”

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[Signature page to Supplement to Loan and Security Agreement]

IN WITNESS WHEREOF, the parties have executed this Supplement as of the date first above written.

BORROWER:

RANI THERAPEUTICS, LLC

	By:	/s/ Svai Sanford
	Name:	Svai Sanford
	Title:	Chief Financial Officer

Address for Notices:	2051 Ringwood Ave San Jose, CA 95131 Attn: Svai Sanford, CFO

LENDER:

AVENUE VENTURE OPPORTUNITIES FUND, L.P.

	By:	Avenue Venture Opportunities Partners, LLC
	Its:	General Partner

	By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Authorized Signatory

Address for Notices:	11 West 42nd Street, 9th Floor New York, New York 10036

EXHIBIT “A”

FORM OF PROMISSORY NOTE

[Note No. X-XXX]

$_______________________	September 15, 2020

The undersigned (“Borrower”) promises to pay to the order of AVENUE VENTURE OPPORTUNITIES FUND, L.P., a Delaware limited partnership (“Lender”), at such place as Lender may designate in writing, in lawful money of the United States of America, the principal sum of _______________________________ Dollars ($___________), with interest thereon from the date hereof until maturity, whether scheduled or accelerated, at a variable rate per annum equal to the sum of (i) the greater of (A) the Prime Rate and (B) three and one-quarters percent (3.25%), plus (ii) eight percent (8.00%) (the “Designated Rate”), according to the payment schedule described herein, except as otherwise provided herein. In addition, on the Maturity Date, the Borrower promises to pay to the order of Lender (i) all principal and accrued interest then remaining unpaid and (ii) the Final Payment (as defined in the Loan Agreement (as defined herein)).

This Note is one of the Notes referred to in, and is entitled to all the benefits of, a Loan and Security Agreement, dated as of September 15, 2020, between Borrower and Lender (as the same has been and may be amended, restated or supplemented from time to time, the “Loan Agreement”). Each capitalized term not otherwise defined herein shall have the meaning set forth in the Loan Agreement. The Loan Agreement contains provisions for the acceleration of the maturity of this Note upon the happening of certain stated events.

Principal of and interest on this Note shall be payable as provided under Section 2 of Part 2 of the Supplement to the Loan Agreement.

This Note may be prepaid only as permitted under Section 2 of Part 2 of the Supplement to the Loan Agreement.

Any unpaid payments of principal or interest on this Note shall bear interest from their respective maturities, whether scheduled or accelerated, at a rate per annum equal to the Default Rate, compounded monthly. Borrower shall pay such interest on demand.

Interest, charges and fees shall be calculated for actual days elapsed on the basis of a 360-day year, which results in higher interest, charge or fee payments than if a 365-day year were used. In no event shall Borrower be obligated to pay interest, charges or fees at a rate in excess of the highest rate permitted by applicable law from time to time in effect.

If Borrower is late in making any scheduled payment under this Note by more than five (5) days, Borrower agrees to pay a “late charge” of five percent (5%) of the installment due, but not less than fifty dollars ($50) for any one such delinquent payment. This late charge may be charged by Lender for the purpose of defraying the expenses incidental to the handling of such delinquent amounts. Borrower acknowledges that such late charge represents a reasonable sum considering all of the circumstances existing on the date of this Note and represents a fair and reasonable estimate of the costs that will be sustained by Lender due to the failure of Borrower to make timely payments. Borrower further agrees that proof of actual damages would be costly and inconvenient. Such late charge shall be paid without prejudice to the right of Lender to collect any other amounts provided to be paid or to declare a default under this Note or any of the other Loan Documents or from exercising any other rights and remedies of Lender.

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[Signature page to Promissory Note]

This Note shall be governed by, and construed in accordance with, the laws of the State of California, excluding those laws that direct the application of the laws of another jurisdiction.

RANI THERAPEUTICS, LLC

By:
Its:

By:
Name:
Its:

EXHIBIT “B”

FORM OF BORROWING REQUEST

[date of Borrowing Request]

Avenue Venture Opportunities Fund, L.P.

11 West 42nd Street, 9th Floor

New York, New York 10036

Re:	RANI THERAPEUTICS, LLC

Ladies and Gentlemen:

Reference is made to the Loan and Security Agreement, dated as of September 15, 2020 (as amended, restated or supplemented from time to time, the “Loan Agreement”; the capitalized terms used herein as defined therein), between Avenue Venture Opportunities Fund, L.P. (“Lender”) and RANI THERAPEUTICS, LLC (“Borrower”).

The undersigned is the __________________ of Borrower and hereby requests on behalf of Borrower a Loan under the Loan Agreement, and in that connection certifies as follows:

1. The amount of the proposed Loan is ________________________ Dollars ($_______________). The Borrowing Date of the proposed Loan is ___________________ (the “Borrowing Date”).

(a) On the Borrowing Date, the Lender will wire $[__________] less fees and expenses to be deducted on the Borrowing Date of $[__________] for net proceeds of $[__________] to Borrower pursuant to the following wire instructions.

Institution Name:
Address:
ABA No.:
Contact Name:
Phone No.:
E-mail:
Account Title:
Account No.:

(b) On the Borrowing Date, the Lender will wire $[__________] to [__________] for fees and expenses pursuant to the following wire instructions.

Institution Name:
Address:
ABA No.:

1

Contact Name:
Phone No.:
E-mail:
Account Title:
Account No.:

2. As of this date, no Default or Event of Default has occurred and is continuing, or will result from the making of the proposed Loan, the representations and warranties of Borrower contained in Article 3 of the Loan Agreement and Part 3 of the Supplement are true and correct in all material respects other than those representations and warranties expressly referring to a specific date which are true and correct in all material respects as of such date, and the conditions precedent described in Sections 4.1 and/or 4.2 of the Loan Agreement and Part 2 of the Supplement, as applicable, have been met.

3. No event has occurred that has had or could reasonably be expected to have a Material Adverse Change.

4. Borrower’s most recent financial statements, financial projections or business plan dated __________, as reviewed by Borrower’s Board of Directors, are enclosed herewith in the event such financial statements, financial projections or business plan have not been previously provided to Lender.

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[Signature page to Borrowing Request]

Borrower shall notify you promptly before the funding of the Loan if any of the matters to which I have certified above shall not be true and correct on the Borrowing Date.

Very truly yours, RANI THERAPEUTICS, LLC

By:
Its:

By:
Name:
Title:*

*	Must be executed by Borrower’s Chief Financial Officer or other executive officer.

EXHIBIT “C”

FORM OF

COMPLIANCE CERTIFICATE

Avenue Venture Opportunities Fund, L.P.

11 West 42nd Street, 9th Floor

New York, New York 10036

Re:	RANI THERAPEUTICS, LLC

Ladies and Gentlemen:

Reference is made to the Loan and Security Agreement, dated as of September 15, 2020 (as the same has been and may be supplemented, amended and modified from time to time, the “Loan Agreement,” the capitalized terms used herein as defined therein), between Avenue Venture Opportunities Fund, L.P. (“Lender”) and RANI THERAPEUTICS, LLC (“Borrower”).

The undersigned authorized representative of Borrower hereby certifies in such capacity that in accordance with the terms and conditions of the Loan Agreement, (i) no Default or Event of Default has occurred and is continuing, except as noted below, and (ii) Borrower is in compliance for the financial reporting period ending ______________________________ with all required financial reporting under the Loan Agreement, except as noted below. Attached herewith are the required documents supporting the foregoing certification. The undersigned authorized representative of Borrower further certifies in such capacity that: (a) the accompanying financial statements have been prepared in accordance with Borrower’s past practices applied on a consistent basis, or in such manner as otherwise disclosed in writing to Lender, throughout the periods indicated; and (b) the financial statements fairly present in all material respects the financial condition and operating results of Borrower and its Subsidiaries, if any, as of the dates, and for the periods, indicated therein, subject to the absence of footnotes and normal year-end audit adjustments (in the case of interim monthly financial statements), except as explained below.

Please provide the following requested information and

indicate compliance status by circling (or otherwise indicating) Yes/No under “Included/Complies”:

REPORTING REQUIREMENT	REQUIRED	INCLUDED/COMPLIES

Balance Sheet, Income Statement & Cash Flow Statement	Monthly, within 30 days	YES / NO

Operating Budgets, 409(A) Valuations & Updated Capitalization Tables	As modified	YES / NO

Annual Financial Statements	Annually, within 120 day of fiscal year-end	YES / NO

Board Packages	As modified	YES / NO

Date of most recent Board-approved budget/plan

Any change in budget/plan since version most recently delivered to Lender If Yes, please attach		YES / NO

Date of most recent capitalization table:

1

Any changes in capitalization table since version most recently delivered to Lender?: If Yes, please attach a copy of latest capitalization table	YES / NO

EQUITY & CONVERTIBLE NOTE FINANCINGS

Please provide the following information (if applicable) regarding Borrower’s most-recent equity and/or convertible note financing each time this Certificate is delivered to Lender

Date of Last Round Raised: ________________

Has there been any new financing since the last Compliance Certificate submitted? If “YES” please attach a copy of the Capitalization Table	YES / NO

Date Closed: ____________ Series: ________ Per Share Price: $ _______________

Amount Raised: _______________ Post Money Valuation: ________________

Any stock splits since date of last report? If yes, please provide any information on stock splits which would affect valuation:	YES / NO

Any dividends since date of last report? If yes, please provide any information on dividends which would affect valuation:	YES / NO

Any unusual terms? (i.e., Anti-dilution, multiple preference, etc.) If yes, please explain:	YES / NO

ACCOUNT CONTROL AGREEMENTS

Pursuant to Section 6.11 of the Loan Agreement, Borrower represents and warrants that: (i) as of the date hereof, it maintains only those deposit and investment accounts set forth below; and (ii) to the extent required by Section 6.11 of the Loan Agreement, a control agreement has been executed and delivered to Lender with respect to each such account [Note: If Borrower has established any new account(s) since the date of the last compliance certificate, please so indicate].

Deposit Accounts1

	Name of Institution	Account Number	Control Agt. In place?	Complies	New Account

1.)	[_______]	[_______]	YES / NO	YES / NO	YES / NO

2.)			YES / NO	YES / NO	YES / NO

[1]	Company: Please complete with existing accounts.

2

Investment Accounts

	Name of Institution	Account Number	Control Agt. In place?	Complies	New Account

1.)	None		YES / NO	YES / NO	YES / NO

2.)			YES / NO	YES / NO	YES / NO

3.)			YES / NO	YES / NO	YES / NO

4.)			YES / NO	YES / NO	YES / NO

AGREEMENTS WITH PERSONS IN POSSESSION OF TANGIBLE COLLATERAL

Pursuant to Section 5.9(e) of the Loan Agreement, Borrower represents and warrants that: (i) as of the date hereof, tangible Collateral is located at the addresses set forth below; and (ii) to the extent required by Section 5.9(e) of the Loan Agreement, a Waiver has been executed and delivered to Lender, or such Waiver has been waived by Lender, [Note: If Borrower has located Collateral at any new location since the date of the last compliance certificate, please so indicate].

	Location of Collateral	Value of Collateral at such Locations	Waiver In place?	Complies?	New Location?

1.)		$	YES / NO	YES / NO	YES / NO

2.)		$	YES / NO	YES / NO	YES / NO

3.)		$	YES / NO	YES / NO	YES / NO

4.)		$	YES / NO	YES / NO	YES / NO

SUBSIDIARIES AND OTHER PERSONS

Pursuant to Section 6.14(a) of the Loan Agreement, Borrower represents and warrants that: (i) as of the date hereof, it has directly or indirectly acquired or created, or it intends to directly or indirectly acquire or create, each Subsidiary or other Person described below; and (ii) such Subsidiary or Person has been made a co-borrower under the Loan Agreement or a guarantor of the Obligations [Note: If Borrower has acquired or created any Subsidiary since the date of the last compliance certificate, please so indicate].

	Name:	Jurisdiction of formation or organization:[2]	Co-borrower or guarantor?	Complies?	New Subsidiary or Person?

1)			YES / NO	YES / NO	YES / NO

2)			YES / NO	YES / NO	YES / NO

3)			YES / NO	YES / NO	YES / NO

4)			YES / NO	YES / NO	YES / NO

[2]

Under the “Explanations” heading (see below) please include a description of such Subsidiary’s or Person’s fully diluted capitalization and Borrower’s purpose for its acquisition or creation of such Subsidiary if such information has not been previously furnished to Lender.

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EXPLANATIONS

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4

[Signature page to Compliance Certificate]

Very truly yours, RANI THERAPEUTICS, LLC

By:
Its:

By:
Name:
Title:*

*	Must be executed by Borrower’s Chief Financial Officer or other executive officer.